Exhibit 10.1

AGREEMENT TO ACCEPT COLLATERAL

IN FULL SATISFACTION OF OBLIGATIONS

THIS AGREEMENT TO ACCEPT COLLATERAL IN FULL SATISFACTION OF OBLIGATIONS (“Agreement”) is made and entered into, effective March 31, 2020 (“Effective Date”) by and between the undersigned noteholders (hereinafter each is referred to as “Lender” or “Secured Party” and collectively “Lenders” or “Secured Parties”), JOHN GIBBS, as Collateral Agent, and MAGELLAN GOLD CORPORATION, a Nevada corporation (hereinafter referred to as “Debtor” or as the “Corporation”).

RECITALS

A.       For good and valuable consideration, Debtor executed and delivered the Promissory Notes listed on Exhibit A hereto (the “Notes”) in favor of the creditors listed on Exhibit A (each a “Creditor”). As of the date hereof, Debtor is indebted under the Notes (and all documents delivered pursuant thereto) in the amounts set forth on Exhibit A hereto, principal and interest, plus costs and expenses of collection including reasonable attorneys’ fees (the “Debtor’s Indebtedness”).

B.       The obligations of Debtor to the Creditors under the Notes are secured by a Stock Pledge Agreement and Security Agreement (“Stock Pledge”)from Debtor to Creditors covering 100 shares of common stock of Magellan Acquisition Corporation and one (1) share of Minerales Vane 2 S.A. de CV (the “Collateral”). The Collateral is held under a Collateral Agent Agreement dated November 30, 2017 (“Collateral Agent Agreement”) pursuant to which John Gibbs was appointed Collateral Agent for the Creditors.

D.       The aforementioned Notes and Stock Pledge Agreements and any documents or instruments incorporated therein or executed by and between the Creditors and the Debtor in connection therewith are referred to herein collectively as the “Loan Documents”.

E.       The Notes matured and became due and payable on December 31, 2019 and remain unpaid. As a result, Debtor is in default of its obligations to Creditors under the Loan Documents.

F.       As provided and permitted by the Loan Documents, Lender accelerated Debtor’s Indebtedness.

G.       Debtor is unable to meet the demand of Creditors for full satisfaction of its obligations to Lender under the Loan Documents.

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H.       Creditors and Debtor have agreed to Creditors’ acceptance of the Collateral in full satisfaction of Debtor’s Indebtedness, in a manner which complies with the provisions of the Uniform Commercial Code now in effect in the State of Colorado.

I.       The Lender or Secured Party and the Debtor acknowledge that the current market value of the Collateral does not exceed the total monetary obligation of the Debtor that is currently due and payable as a result of Debtor’s default of its obligations to Creditors under the Loan Documents.

NOW, THEREFORE, in consideration of the above recitals, as well as the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Debtor hereby agree as follows:

(1)       RECITALS AND THIRD PARTY BENEFICARIES. The above recitals are acknowledged by the parties to be true and correct and are incorporated herein by reference as substantive provisions of this Agreement. It is acknowledged and agreed that Creditors shall be deemed express third party beneficiaries of this Agreement.

(2)       MODIFICATION OF NOTES. Lenders each agree to unconditionally and irrevocably waive any entitlement or right to receive payment of (i) the initial 10% Financing Fee included in the principal amount of the Notes, (ii) the 5% Rollover Fee agreed to by Debtor pursuant to the Allonge and Modification Agreement dated March 12, 2019 and (iii) all accrued and unpaid interest, including default interest, due under the Notes. Debtor’s Indebtedness shall be deemed for all purposes to be reduced by the amount of obligations waived pursuant to this paragraph 2 and Debtor shall be forgiven for any obligation or liability for the amounts so waived by Lenders.

(3)       ACCEPTANCE OF COLLATERAL IN FULL SATISFACTION OF DEBTOR’S INDEBTEDNESS.

(a) Debtor hereby transfers and assigns to Collateral Agent, as agent for the Lenders, all of Debtor’s right, title and interest in and to the Collateral. Debtor shall have no further interest in the Collateral.

(b) Pursuant to Section 4-9-620(a) of the Uniform Commercial Code of the State of Colorado (“UCC”), and particularly as codified under the statutes of the State of Colorado as Colorado Revised Statutes Section 4-9-620(a), Lenders and Debtor agree that Lenders have accepted the Collateral as full satisfaction of the Debtor’s Original Indebtedness, and obligations to Lender under the Loan Documents, including amounts due under the Notes.

(4)       WAIVER OF RIGHT TO NOTIFICATION OF DISPOSITION OF COLLATERAL, WAIVER OR RIGHT TO RQUIRE DISPOSITION OF COLLATERAL, AND WAIVER OF RIGHT TO REDEEM COLLATERAL. Pursuant to Colorado Revised Statutes Section 4-9-624(a)(b)(c), Debtor hereby waives its right to notification of disposition of Collateral under Section 4-9-611, waives its right to require disposition of Collateral under Section 4-9-620(e), and waives its right to redeem the Collateral under Section 4-9-623 of the UCC.

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(5)       DISCHARGE OF COLLATERAL AGENT

(a)       By the execution of this Agreement, the Collateral Agent hereby transfers and Assigns to each Lender such Lender’s proportionate share of the Collateral, based upon the principal amount of each Lender’s Note. Each Lender shall hold such proportionate interest as tenant-in-common with each other Lender. Lenders shall have no right to partition the Collateral. All decisions regarding the exercise of rights to transfer or dispose of all or any portion of the Collateral shall be made by Lenders holding a Majority in Interest of the Notes. For the purposes hereof, “Majority in Interest” shall mean holders of Notes having an aggregate principal amount of more than 50%.

(b)       Lenders hereby discharge the Collateral Agent under the Collateral Agent Agreement, which by the execution hereof shall be deemed terminated for all purposes.

(6)       AGREEMENT OF DEBTOR. Debtor agrees to the following:

(a)       On the date hereof and in connection with Lenders’ foreclosure of its security interest in the Collateral, Debtor hereby voluntarily surrenders to Lenders the Collateral together with all of its right, title and interest therein.

(b)       On the date hereof, Debtor shall deliver to Lenders, all of the Collateral and shall deliver to Lender all documents necessary to effectuate and facilitate Debtor’s voluntary surrender of all of the Collateral to Lender hereunder and (all such documents to be in a form acceptable to Lender).

(7)       REPRESENTATIONS AND WARRANTIES OF DEBTOR. To induce Lender to enter into this Agreement and to accept Debtor’s voluntary surrender of all of Debtor’s right, title and interest in and to the Collateral, Debtor represents and warrants to Lender and agrees that:

(a)       TITLE AND CONDITION OF CONVEYED COLLATERAL. Debtor has good and marketable title to and owns the Collateral, free and clear of all security interests, liens or encumbrances. Lender has a valid, perfected, first priority security interest in all of the Collateral. There are no subordinated or junior liens encumbering the Collateral. The parties, after due consideration, have concluded and estimated that the value of the Collateral being surrendered has a fair market value substantially less than the Debtor’s Indebtedness.

(b)       FAIR MARKET VALUE. The Debtor represents that all of the payments made and all of the obligations incurred pursuant to this Agreement are for fair consideration and for reasonably equivalent value with respect to valid, existing, secured indebtedness due to Lender.

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(c)       RESIDENCE OF DEBTOR AND LOCATION OF COLLATERAL. Debtor stipulates and agrees, and hereby represents and warrants to Lender that the address specified in Section 9(a) hereof constitutes the “residence” of Debtor for purposes of all state or federal laws, statutes or regulations relating to the payments of or assessment for taxes of all types (and the reporting of income or filing of returns relating thereto). The Collateral is located, stored or maintained by Debtor at locations or locations throughout the United States and some foreign jurisdictions.

(d)       NO TRANSFER OF COLLATERAL. Debtor represents and warrants to Lender that Debtor has not transferred, conveyed, assigned or otherwise disposed of any material portion of (or any of Debtor’s then existing right, title or interest in) the Collateral other than in the ordinary course of Debtor’s business.

(e)       CORPORATE AUTHORITY. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Corporation with any on the provisions hereof will:

(1)       Conflict with or result in a breach of any provision of its Articles of Incorporation or By-Laws or similar documents of any Subsidiary;

(2)       Result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Corporation is a party, or by which any of its properties or assets may be bound except for such default (or right of termination, cancellation, or acceleration) as to which requisite waivers or consents shall either have been obtained by the Corporation prior to the date hereof or the obtaining of which shall have been waived or where such default relates to an unsecured obligation; or

(3)       Violate any order, writ, injunction, decree or, to the Debtor’s Best Knowledge, any statute, rule or regulation applicable to the Debtor or any of its properties or assets. No consent or approval by any Governmental Authority is required in connection with the execution and delivery by the Debtor of this Agreement or the consummation by the Debtor of the transactions contemplated hereby, except for possible notice under plant closing laws.

(f)       CORPORATE APPROVALS. This Agreement has been duly authorized by all necessary corporate action on behalf of Debtor, has been duly executed and delivered by an authorized officer of Debtor, and is a valid and binding Agreement on the part of Debtor that is enforceable against Debtor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfers, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies

(8)       ADDITIONAL COVENANTS OF DEBTOR. Debtor additionally covenants to Lender and the parties agree as follows:

(a)       FURTHER INSTRUMENTS. On the date hereof, or thereafter if necessary, Debtor shall, without cost or expense to Lender, execute and deliver to or cause to be executed and delivered to Lender such further instruments and take such other action as Lender may reasonably require to carry out more effectively the transfer of the Collateral contemplated by this Agreement.

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(b)       NO DEFENSES; RELIANCE. Debtor hereby stipulates and agrees that the amount of the Debtor’s Indebtedness immediately prior to the satisfaction provided for hereunder is as set forth in Exhibit A. Debtor confirms and acknowledges that through the date of this Agreement there are no existing defenses, claims, counterclaims or rights of recoupment or set-off against Lender in connection with the negotiation, preparation, execution, performance or any other matters relating to the Loan Documents or this Agreement.

(c)       ADEQUATE REPRESENTATION. Debtor is represented by competent legal counsel of its choice in connection with this transaction or has been given the full opportunity to consult with such counsel regarding this Agreement, is fully aware of the terms contained herein and has voluntarily, without coercion or duress of any kind, entered into this Agreement and the documents executed in connection herewith.

(d)       INDEMNIFICATION. Debtor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, managers, members, agents and representatives against any third party claims to the extent arising out of Lender’s entry into, execution and implementation of this Agreement. In addition, Debtor hereby agrees to pay and/or reimburse Lender for its costs and reasonable attorneys’ fees incurred in connection with the defense of said claims.

(e)       WAIVER OF JURY TRIAL. DEBTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND, AFTER SEEKING THE ADVICE OF INDEPENDENT LEGAL COUNSEL TO THE EXTENT IT DEEMED NECESSARY, UNCONDITIONALLY AND IRREVOCABLY WAIVES A JURY TRIAL AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING BETWEEN DEBTOR AND LENDER.

(f)       RELEASE AND SATISFACTION OF OBLIGATIONS AND CLAIMS. IN CONSIDERATION OF THIS AGREEMENT, DEBTOR, FOR ITSELF AND ITS REPRESENTATIVES, AGENTS, EMPLOYEES, SUCCESSSORS AND ASSIGNS, DOES HEREBY REMISE, RELEASE AND FORVER DISCHARGE EACH LENDER AND ITS AGENTS, EMPLOYEES, REPRESENTATIVES, MANAGERS, MEMBERS, OFFICERS, SUCCESSORS AND ASSIGNS OF AND FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, WHTHER AT LAW OR IN EQUITY, INCLUDING WITHOUT LIMITATION, ANY OF THE FOREGOING ARISING OUT OF OR RELATING TO THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT, WHICH LENDERS OR THEIR AGENTS, EMPLOYEES, REPRESENTATIVES, MANAGERS, MEMBERS, OFFICERS, SUCCESSORS OR ASSIGNS, OR ANY OF THEM, DEBTOR HAS OR HEREAFTER CAN OR MAY HAVE FOR OR BY REASON OF ANY CAUSE, MATTER OR THING WHATSOEVER, FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS AGREEMENT. EXCEPT AS HEREIN PROVIDED, DEBTOR’S ENTRY INTO AND PERFORMANCE OF THIS AGREEMENT IN ACCORDANCE WITH THE TERMS HEREOF SATISFIES, FULFILLS AND EXTINGUISHES ANY AND ALL OBLIGATIONS AND SATISFIES OR RESOLVES ANY CLAIMS WHICH THE CREDITORS AND LENDERS OR SECURED PARTY MIGHT OTHERWISE HAVE OR HOLD AGAINST THE DEBTOR, ANY PERSON, OFFICER, BOARD MEMBER, COMMITTEE OR AGENT OF THE DEBTOR OR ITS AFFILIATES IN ANY MANNER ARISING UNDER THE NOTES, SECURITY AGREEMENTS AND ANY OTHER LOAN DOCUMENTS.

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(g)       DISGORGEMENT. If Lender is, for any reason, compelled to surrender or disgorge any payment, interest or other consideration described hereunder to any person or entity because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such financial obligation or part thereof intended to be satisfied by virtue of such payment, interest or other consideration shall be revived and continue as if such payment, interest or other consideration had not been received by Lender, and Debtor shall be liable to, and shall indemnify, defend and hold Lender harmless for, the amount of such payment or interest surrendered or disgorged.

(h)       AUTOMATIC STAY. Debtor hereby acknowledges, represents and warrants that it cannot perform in accordance with the terms of the Loan Documents, it will never be able to perform in accordance with the terms of the Loan Documents, nor will it be able to reorganize under Chapter 11 and/or 13 of the United States Bankruptcy Code or under any similar law. Accordingly, in consideration of this Agreement, Debtor hereby agrees that if a petition in bankruptcy is filed by or against them, as debtor and debtor-in-possession (if applicable), Debtor hereby consents to immediate and unconditional relief in favor of Lender from the automatic stay of 11 U.S.C. §362 (the “Stay”), waives its right to oppose a motion for relief from the Stay, waives the benefits of the Stay, and hereby admits and agrees that grounds to vacate the Stay to permit Lender to enforce their respective rights and remedies under the Loan documents, exist and shall continue to exist, which grounds include, without limitation the fact that Lender’s interest in the Collateral cannot be adequately protected.

(9)       SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by Debtor in this Agreement shall survive the expiration or other termination of this Agreement.

(10)      EFFECT OF ACCEPTANCE OF COLLATERAL BY SECURED PARTY. Pursuant to Colorado Revised Statutes Section 4-9-622, the Secured Party’s acceptance of the Collateral shall be in full satisfaction of the obligation(s) it secures and (1) discharges the Debtors obligations to the extent granted by the Agreement; (2) transfers to the Secured Party all of the Debtor’s rights in the Collateral; (3) discharges the security interest that is the subject of the Debtor’s consent and any subordinate security interest or other subordinate lien; and (4) terminates any other subordinate interest.

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(11)      MISCELLANEOUS.

(a)       NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and shall be considered delivered in all aspects when it has been delivered by hand or mailed by certified mail, return receipt requested, first class postage prepaid, addressed as follows:

To Lender: __________________

With a copy to: _______________________

To Debtor: ________________________

or such other addresses as shall be similarly furnished in writing by any party.

(b)       ENTIRE AGREEMENT; BINDING EFFECT. This instrument contains the entire agreement between the parties hereto with respect to the transactions contemplated herein, and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns. There are no agreements or understanding between the parties other than those set forth herein or executed simultaneously herewith.

(c)       COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Any such facsimile documents and signatures shall, subject to applicable legal requirements, have the same force and effect as manually signed originals and shall be binding on the parties hereto.

(d)       HEADINGS. Section and paragraph headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e)       PARTIAL INVALIDITY. If any term or provision of this Agreement or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Agreement.

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(f)       GOVERNING LAW. This Agreement is governed by and is to be construed and enforced as though made and to be fully performed in the State of Colorado, without regard to the conflicts of law rules of the State of Colorado. Any and all disputes are to be resolved in the District Court of Denver County, Colorado.

(g)       AMENDMENTS, WAIVERS, ETC. No amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by Lender and Debtor, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

(h)       ROLE OF COUNSEL REPRESENTING LENDER. This Agreement has been drafted by Clifford L. Neuman, PC as counsel for Lenders. Debtor acknowledges and agrees that: (a) Clifford L. Neuman, PC has not represented Debtor in any way in connection with this Agreement; and (b) Debtor has been advised to seek advice of independent legal counsel and has had the opportunity to do so.

DEBTOR:			LENDERS (amount owed):

Magellan Gold Corporation			/s/ John Gibbs
John Gibbs ($475,000)
By:	/s/ David Drips
David Drips, President
/s/ John C. Power
John C. Power ($250,000)
COLLATERAL AGENT
John Power 2016 Trust ($200,000)
/s/ John Gibbs
John Gibbs		By:	/s/ John C. Power
John Power, Trustee

/s/ Clifford L. Neuman
Clifford L. Neuman ($100,000)

/s/ W. Pierce Carson
W. Pierce Carson ($25,000)

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